Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets
Amounts due from the Group's executives and employees	$ 46,262	$ 41,820
LDK Solar Co., Ltd. shareholders' equity
Ordinary shares, par value	$ 0.10	$ 0.10
Ordinary shares, shares authorized	499,580,000	499,580,000
Ordinary shares, shares issued	134,343,617	130,021,049
Ordinary shares, shares outstanding	132,950,255	129,771,643